GOODWILL	12 Months Ended
Dec. 31, 2016
GOODWILL
GOODWILL

10.GOODWILL

		(Note2) USD
	RMB	Unaudited

Balance as of December 31, 2015	—	—
Goodwill reclassified from other assets	102	15

Balance as of January 1, 2016	102	15

Goodwill acquired during the year	1,069,501	154,040

Goodwill as of December 31, 2016	1,069,603	154,055

In 2016, the Company performed a qualitative assessment for the reporting unit of Gold Master HK. The Company evaluated all relevant events and circumstances, including macroeconomic conditions, industry and market considerations, overall financial performance of Gold Master HK, and other relevant events. The Company weighed all factors in their entirety and concluded that it was not more-likely-than-not the fair value of the reporting unit of Gold Master HK was less than its carrying amount, and further impairment testing on goodwill was unnecessary as of December 31, 2016.